Aston Funds

Aston/ABN AMRO Growth Fund	Aston/ABN AMRO Global Real Estate Fund
Aston/ABN AMRO Investor Money Market Fund	Aston/ABN AMRO Real Estate Fund
(each a “Fund” and collectively, the “Funds”)
IMPORTANT NOTICE
Supplement dated August 29, 2008 to the
Class N, Class I and Class R Prospectuses dated February 29, 2008
This supplement provides new and additional information beyond that contained in the applicable prospectus and should be retained and read in conjunction with the prospectus.
     ABN AMRO Asset Management, Inc. (“AAAM”) or its predecessors have served as the investment adviser to the Aston/ABN AMRO Investor Money Market Fund (the “Money Market Fund”) and as investment adviser or sub-investment adviser to the Aston/ABN AMRO Global Real Estate Fund and Aston/ABN AMRO Real Estate Fund (collectively, the “Real Estate Funds”) since each Fund’s inception. On August 1, 2008, AAAM merged into Fortis Investment Management USA, Inc. (“FIM”) and FIM became the Money Market Fund’s adviser and the Real Estate Funds’ sub-investment adviser. The merger was the final stage of a series of transactions in connection with the completion of a tender offer for substantially all of the shares of ABN AMRO Holdings N.V., AAAM’s ultimate parent company, by a consortium including Fortis N.V. (the “Tender Offer”). In connection with the Tender Offer, shareholders of the Money Market Fund previously approved a new investment advisory agreement with AAAM, or its successor, and shareholders of the Real Estate Funds received an information statement regarding the Board’s approval of the continuance of a sub-investment advisory agreement with AAAM, or its successor, for each Real Estate Fund pursuant to the terms of a manager-of-managers exemptive order applicable to those Funds. In connection with the integration of AAAM and FIM, each Fund changed its name effective August 1, 2008, as follows:

New Fund Name	Former Fund Name
Aston/Fortis Global Real Estate Fund	Aston/ABN AMRO Global Real Estate Fund

Aston/Fortis Real Estate Fund	Aston/ABN AMRO Real Estate Fund

Aston/Fortis Investor Money Market Fund	Aston/ABN AMRO Investor Money Market Fund

Aston Growth Fund*	Aston/ABN AMRO Growth Fund

*	Aston Growth Fund has not been sub-advised by AAAM since January 1, 2008.
     Each Fund’s investment objective and portfolio management team remains the same.
     Fortis Investment Management USA, Inc., 75 State Street, Boston, Massachusetts 02109, is the investment adviser to Aston/Fortis Investor Money Market Fund and sub-investment adviser to Aston/Fortis Global Real Estate Fund and Aston/Fortis Real Estate Fund. As of July 1, 2008, FIM had
AST SUP NIR 08

approximately $33.5 billion in assets under management. Currently, FIM is a wholly-owned subsidiary of Fortis Investment Management NV/SA, which is ultimately owned by Fortis SA/NV and Fortis N.V. (collectively “Fortis”). On March 19, 2008, Fortis and Ping An Insurance (Group) Company of China, Ltd. (“Ping An”) jointly announced a plan to form a global asset management partnership whereby Ping An will acquire fifty percent less one share of FIM (“Ping An Transaction”). The acquisition is expected to close during the fourth quarter of 2008 with FIM being renamed Fortis-Ping An Investment Management Group Holdings NV/SA. Shareholders of the Money Market Fund will receive a proxy statement relating to a new investment advisory agreement in connection with the Ping An Transaction. Shareholders of the Real Estate Funds will receive an information statement relating to the continuance of the sub-investment advisory agreement for each Real Estate Fund in connection with the Ping An Transaction.
     FIM may use the resources of affiliates located outside the United States in reliance on the terms of a no-action letter granted to AAAM by the Securities and Exchange Commission in 1997 governing the use of “Participating Affiliates.” Non-U.S. affiliates and their associated persons who provide services to U.S. clients are subject to the supervision of FIM and other conditions of the no-action letter.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.
For more information, please call Aston Funds: 800 992-8151
or visit our Web site at www.astonfunds.com

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